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                                                                    EXHIBIT 10.8

              SECOND AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT

     This Second Amendment to Development and Supply Agreement ("Amendment"), effective as of June 12, 2000, is made by and between Luminex Corporation, a Delaware corporation ("LUMINEX"), and Bio-Rad Laboratories, Inc., a Delaware corporation ("BIO-RAD") (LUMINEX and BIO-RAD collectively, the "Parties"), and amends that certain Development and Supply Agreement dated as of March 19, 1999 between the Parties (as previously amended by amendment dated January 13, 2000, the "Agreement").

     The Parties hereby agree as follows, for the purpose of amending the Agreement in the following respects:

1. Amendments. The Parties hereby agree to amend the Agreement in the following respects:

     1.1  Magnetic Bead Amendments.

          1.1.1 Section 2.1(d) of the Agreement is hereby amended to delete all sentences in that section except the first two sentences and add the following as the third and fourth sentences of such section:

          "Exhibit F sets forth the criteria for BIO-RAD's supply of Magnetic Beads to LUMINEX and LUMINEX's treatment of such Magnetic Beads. The tolling fees payable by BIO-RAD to LUMINEX with respect to Magnetic Beads shall be the prices set forth in Exhibit G (the "Magnetic Bead Prices")."

          1.1.2 Section 2.2 of the Agreement is hereby amended to delete the phrase in the last sentence "or the Development Agreement."

          1.1.3 Sections 1.4, 4.2, 4.3, 4.4, 4.5, 4.8, 4.10, 4.15, 4.16 and
Article 7 of the Agreement are hereby amended to delete all instances of the word "Standard" when preceding the word "Beads."

          1.1.4 Section 4.6(b) of the Agreement is hereby amended to delete the last sentence of such section and replace it with the following:

          "The amounts of the tolling fees for Magnetic Beads shall be as set forth in Exhibit G. These Magnetic Bead Prices will be effective during the first [**] of this Agreement, after which time LUMINEX may, [**]. Such increases may occur no more frequently than [**]. Each [**] increase during the [**]."

          1.1.5 Section 4.9 of the Agreement is hereby amended to add the phrase ", Magnetic Bead Prices" following the phrase "Payment of the Unit Transfer Fee."

          1.1.6 Exhibits F and G attached to this Amendment are hereby added as Exhibits to the Agreement.

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     1.2  Standard Bead Pricing Amendments.

          1.2.1 The first sentence of Section 4.6(a) of the Agreement is hereby amended by deleting the phrase "[**] for ever [**] units of Standard Beads purchased, where a "unit" of Standard Beads is equal to one microsphere bead ("Unit Transfer Fee") and substituting therefor:

          "for Beads purchased hereunder according to the prices set forth on Exhibit H, as amended ("Unit Transfer Fees")."

          1.2.2 All references in the Agreement to "Unit Transfer Fee" are hereby amended to be references to "Unit Transfer Fees."

          1.2.3 Exhibit H, attached to this Amendment, is hereby added as an Exhibit to the Agreement.

          1.2.4 Exhibit I, [**], rev. C, attached to this Amendment, is hereby added as an Exhibit to the Agreement.

          1.2.5 The end of the first sentence of Section 9.1 is hereby amended to add the phrase ", and Beads for BIO-RAD's [**] shall be [**]."

     1.3  Luminex 100 System Pricing Amendments.

          1.3.1 Exhibit E to the Agreement is hereby amended by deleting such
Exhibit in its entirety and substituting therefor Exhibit E attached to this Amendment.

          1.3.2 Exhibit J, "[**], attached to this Amendment, is hereby added as an Exhibit to the Agreement.

     1.4  Warranty Amendments.

          1.4.1 Section 6.1 of the Agreement is hereby amended by adding the following to the end of such Section:

          [**]

          1.4.2 In Exhibit C of the Agreement, the first sentence of the paragraph "Limited Warranty" is hereby amended by deleting the phrase "one year from delivery to an End User, but no more than fifteen (15) months from delivery to BIO-RAD" and substituting therefor:

          [**]

     1.5  Defined Terms Amendments.

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          1.5.1 Section 1.5 is hereby amended by deleting such Section in its entirety.

          1.5.2 Section 1.11 is hereby amended by deleting such Section in its entirety and substituting therefor the following

          "Luminex Systems" means the following laser based fluorescent analytical test systems:

                                               Luminex Part Number

          Standard Luminex 100                        [**]
          [**]                                        [**]
          [**]                                        [**]
          Luminex Sheath Delivery System              CNS001-01
          Luminex XY Platform                         CNX002-01

          * Defined further below

          [**] (for BIO-RAD's Life Sciences Group):

          [**]

          [**] (for BIO-RAD's Clinical Diagnostics Division):

          [**]

          1.5.3 All references in the Agreement to "Bio-Rad System" or "Luminex100 System" are hereby amended to be references to "Luminex Systems."

          1.5.4 All references in the Agreement to "Luminex100 Purchase Price" (including the definition of such term) are hereby amended to be references to "System Purchase Price."

2.   Effect of Amendment.

     2.1 This Amendment amends the Agreement to incorporate the terms and conditions set forth in this Amendment. The relationship of the Parties shall continue to be governed by the terms and conditions of the Agreement, as amended herein; and in the event that there is any conflict between the terms and conditions of the Agreement and this Amendment, the terms and conditions of this Amendment shall control.

     2.2 As used in this Amendment, all capitalized terms shall have the meanings defined for such terms in this Amendment or, if not defined in the Amendment, the meanings defined in the Agreement.

     2.3 This Amendment (including the Exhibits hereto) constitute the entire agreement between the Parties in connection with the subject matter hereof and supersede all prior and contemporaneous

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agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such subject matter.

         IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the date first written above.

LUMINEX CORPORATION                    BIO-RAD CORPORATION

By: /s/ RANDEL S. MARFIN               By: /s/ SANFORD S. WADLER
   ---------------------------            ----------------------------
Name:   Randel S. Marfin               Name:    Sanford S. Wadler
     -------------------------              --------------------------
Title: Vice President                  Title: Vice President
      ------------------------               -------------------------

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                                    EXHIBIT E

                             SYSTEM PURCHASE PRICING


[**]

These System Purchase Prices will be effective until [**], after which time LUMINEX may, at its option, [**] increase the System Purchase Prices effective on [**] written notice to BIO-RAD, provided that such increases (i) may occur no more frequently than [**] and (ii) shall not exceed (a) [**] during the [**] period beginning [**] and (b) the [**] increase in the [**] beginning on or after [**]. Any increase in the System Purchase Prices shall be effective for all Luminex Systems ordered after such notice. [**]

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                                    EXHIBIT F

                BIO-RAD CARBOXYLATED MULTI-ANALYTE MAGNETIC BEADS


[**]

LUMINEX will treat the Magnetic Beads to meet the required performance specifications listed in the table below.

[**]

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                                    EXHIBIT G

                       BIO-RAD MAGNETIC BEAD TOLLING FEES


[**]



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                                    EXHIBIT H

                              BIO-RAD BEAD PRICING

                                      [**]


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                                    EXHIBIT I

                                      [**]

Following are the mutually [**].  These Specifications [**].

[**]



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                                    EXHIBIT J

                                      [**]



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[**] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 24b-2.